UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2019 (September 30, 2019)

CHINA VTV LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-203754	47-3176820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

New Times Centre, 393 Jaffe Road, Suite 17A, Wan Chai, Hong Kong

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +85267353339

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 8.01 Other Events.

On September 30, 2019, China VTV Limited (the “Company”), Constellation Moshan Film and Television Media Company Limited, a PRC movie and entertainment company (“Constellation”), and Mr. Xiao Du, a shareholder of Constellation, entered into a binding memorandum of understanding of share exchange and merger (the “Binding MOU”), pursuant to which the Company shall acquire the controlling portion of Constellation’s outstanding equity by issuing RMB 420,000,000 worth of shares of the Company’s common stock (the “Common Stock”) to certain shareholders of Constellation (the “Stock Consideration”) and RMB 180,000,000 in cash (“Cash Consideration”) to Constellation (the “Transactions”). In accordance with the Binding MOU, the shareholders of Constellation that participate in the Transactions shall have the right to receive certain number of shares of the Common Stock (“True-Up”) if and when the average closing price of the Common Stock is below $4.00 per share for a period of thirty (30) trading days after one year from issuance of the Stock Consideration. The Binding MOU also provides that the Stock Consideration shall be adjusted based on the net profits of Constellation in the three fiscal years following the consummation of the Transactions, during which the current management of Constellation shall remain in place to operate Constellation. Pursuant to the Binding MOU, RMB100,000,000 of the Cash Consideration shall be designated for the working capital of Constellation.

The parties intend to close the transaction contemplated under the Binding MOU on or before December 31, 2019. Upon completion of the Transactions, the Company shall elect Mr. Xiao Du to the board of directors of the Company.

The foregoing description of the Binding MOU does not purport to be complete and is qualified in its entirety by reference to the full text of the summary translation of the Binding MOU, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	The Summary Translation of Memorandum of Understanding of Share Exchange and Merger dated September 30, 2019

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China VTV Limited

Date: October 4, 2019	By:	/s/ Tijin Song
	Name:	Tijin Song
	Title:	Chief Executive Officer

3